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CONTACTS: Meghan Cox Manager Corporate Communications T - (412) 433-6777 E - mmcox@uss.com	Dan Lesnak General Manager Investor Relations T - (412) 433-1184 E - dtlesnak@uss.com
FOR IMMEDIATE RELEASE

UNITED STATES STEEL CORPORATION REDEEMS PORTION OF SENIOR SECURED NOTES DUE IN 2021, MAKES VOLUNTARY PENSION CONTRIBUTION
PITTSBURGH, November 27, 2017 - Today, United States Steel Corporation (NYSE: X) announced that it has taken two liability management actions to further strengthen its balance sheet using its improved cash and liquidity position.
On November 22, 2017, U. S. Steel announced that on December 22, 2017 (the “Redemption Date”) it will redeem for cash $200 million aggregate principal amount (the “Debt Redemption”) of its outstanding 8.375% Senior Secured Notes due in 2021 (the “Notes”) at the redemption price of 100% of the principal amount thereof, plus a make-whole premium to be calculated as set forth in the applicable notice of redemption, plus accrued and unpaid interest, if any, to, but not including, the Redemption Date.

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In addition, on November 20, 2017, U. S. Steel made a voluntary cash contribution (the “Pension Contribution”) of $75 million to the U. S. Steel Retirement Plan Trust, which is the funding vehicle for the United States Steel Corporation Plan for Employee Pension Benefits.
This press release is for informational purposes only and shall not constitute a notice of redemption of the Notes or an offer to purchase, or a solicitation of an offer to sell, any Notes or other securities.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information that may constitute “forward-looking statements” within the meaning of Section 27 of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume growth, share of sales and earnings per share growth, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks

©2017 U. S. Steel. All Rights Reserved	www.ussteel.com

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and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2016, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.
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United States Steel Corporation, headquartered in Pittsburgh, Pa., is a leading integrated steel producer and Fortune 300 company with major operations in the United States and Central Europe. For more information about U. S. Steel, please visit www.ussteel.com.

©2017 U. S. Steel. All Rights Reserved	www.ussteel.com